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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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☐	Soliciting Material Pursuant to §240.14a-12
Hathaway Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Hathaway Corporation 8228 Park Meadows Drive Littleton, Colorado 80124 U.S.A. Telephone: 303-799 8200 Facsimile: 303-799-8880

September 30, 2002

Dear Shareholder:

        You are cordially invited to attend the Annual Meeting of Shareholders of Hathaway Corporation to be held on October 24, 2002, commencing at 2:00 p.m. (Mountain Time) at the Lone Tree Country Club, 9808 Sunningdale Blvd., Littleton, Colorado. The Board of Directors and management look forward to personally greeting those shareholders able to attend the meeting.

        At the Annual Meeting you will be asked to consider and vote on the election of five directors to serve until the next annual meeting. The five directors nominated are the present directors of the Company. In addition to electing directors, you are being asked to consider and vote on two other proposals. Item 2 is a proposal to amend the Company's Articles of Incorporation for the purpose of changing the Company's name to Allied Motion Technologies Inc. The name change is being proposed because the buyers of our power and process segment purchased the exclusive right to use the Hathaway name in association with the power and process products they purchased. Item 3 is a proposed amendment to the Year 2000 Stock Incentive Plan. We are proposing this amendment to increase the number of shares of Common Stock authorized for issuance under the Year 2000 Plan by 400,000 shares and to increase the number of shares that may be granted to any one participant during a calendar year to insure that Hathaway can continue to grant stock options to attract, motivate and retain highly qualified employees and directors.

        Your Board of Directors unanimously recommends a vote FOR the election of directors, FOR the amendment to the Articles of Incorporation and FOR the amendment to the Year 2000 Stock Incentive Plan.

        Regardless of the number of shares you own and whether or not you plan to attend, it is important that your shares are represented and voted at the Annual Meeting. Accordingly, you are requested to sign, date and mail the enclosed proxy at your earliest convenience.

        On behalf of the Board of Directors, thank you for your cooperation and support.

Sincerely,
/s/ RICHARD D. SMITH Richard D. Smith Chief Executive Officer

HATHAWAY CORPORATION
8228 Park Meadows Drive
Littleton, Colorado 80124

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held October 24, 2002

To the Shareholders of
Hathaway Corporation:

        You are hereby notified that the annual meeting of shareholders of Hathaway Corporation will be held on October 24, 2002 at 2:00 p.m. (Mountain Time) at the Lone Tree Country Club, 9808 Sunningdale Blvd., Littleton, Colorado, for the following purposes:

        Item 1.    to elect five persons to the Company's Board of Directors to serve until the next annual meeting of shareholders or until their successors are duly elected and have qualified;

        Item 2.    to consider and vote on an amendment to Article One of the Company's Articles of Incorporation for the purpose of changing the Company's name to Allied Motion Technologies Inc.;

        Item 3.    to consider and vote on a proposal to amend the Year 2000 Stock Incentive Plan; and

        Item 4.    to consider and act upon such other business as may properly be presented for action at the Annual Meeting or any adjournment thereof.

        The Board of Directors has fixed the close of business on September 16, 2002 as the record date (the "Record Date") for the Annual Meeting. Only shareholders of record at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting. Our transfer books will not be closed.

        The Board of Directors of the Company extends a cordial invitation to all shareholders to attend the Annual Meeting, as it is important that your shares be represented at the meeting. Even if you plan to attend the Annual Meeting, you are strongly encouraged to mark, date, sign and mail the enclosed proxy in the return envelope provided as promptly as possible.

        You may revoke your proxy by following the procedures set forth in the accompanying proxy statement. If you are unable to attend, your written proxy will assure that your vote is counted.

By Order of the Board of Directors
/s/ SUSAN M. CHIARMONTE Susan M. Chiarmonte Secretary

Denver, Colorado
September 30, 2002

HATHAWAY CORPORATION
8228 Park Meadows Drive
Littleton, Colorado 80124

PROXY STATEMENT

        This proxy statement and the accompanying proxy card are being furnished to the holders of Common Stock of Hathaway Corporation in connection with the solicitation of proxies by the Board of Directors to be voted at the Annual Meeting of shareholders to be held on October 24, 2002 at 2:00 p.m. (Mountain Time) at the Lone Tree Country Club, 9808 Sunningdale Blvd., Littleton, Colorado. The Annual Meeting is called for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This proxy statement and the accompanying proxy card were first mailed to shareholders on or about September 30, 2002.

QUORUM AND VOTING RIGHTS

        The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast on the matter presented is necessary to constitute a quorum at the Annual Meeting. Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote, and the broker does not have discretionary voting authority. Broker non-votes and abstentions will be counted as shares present in determining whether a quorum is present, but with respect to non-routine matters they are not counted in favor of such matters.

        The affirmative vote of the holders of two-thirds of the shares of Common Stock entitled to vote at the Annual Meeting is required for the election of directors (Item 1). Since election of directors requires the approving vote to be measured against all shares of Common Stock entitled to vote, withholding authority (including broker non-votes) from that vote is the equivalent of a vote against election of nominated directors. Approval of Items 2 and 3 require the affirmative vote of a majority of the votes cast at the meeting. Broker non-votes and abstentions will not be counted as affirmative or negative in determining the number of shares voted on Items 2 and 3. The Record Date for determination of shareholders entitled to notice of, and to vote at, the Annual Meeting is the close of business on September 16, 2002. As of the Record Date, there were 4,817,570 shares of Common Stock outstanding, each of which is entitled to one vote at the Annual Meeting.

        All shares of Common Stock represented by properly executed proxies will, unless such proxies have been revoked previously, be voted in accordance with the instructions indicated in such proxies. If no such instructions are indicated, such shares will be voted FOR the election of the five nominees for director (Item 1), FOR the amendment to Article One of the Company's Articles of Incorporation (Item 2), FOR the proposed amendment to the Year 2000 Stock Incentive Plan (Item 3), and in the discretion of the proxy holders on any other matter that may properly come before the Annual Meeting (Item 4). Any holder of Common Stock has the unconditional right to revoke his or her proxy at any time prior to the voting thereof at the Annual Meeting by (i) filing with the Secretary of the Company written revocation of his or her proxy prior to the voting thereof, (ii) giving a duly executed proxy bearing a later date, or (iii) voting in person at the Annual Meeting. If a shareholder's shares are held by a nominee and the shareholder seeks to vote shares in person at the Annual Meeting, the shareholder must bring to the Annual Meeting a written statement from the nominee confirming the shareholder's beneficial ownership of a stated number of shares and that such shares have not been voted by the nominee. Attendance by a shareholder at the Annual Meeting will not in itself revoke his or her proxy.

        Solicitation of proxies for use at the Annual Meeting may be made in person or by mail, telephone or telegram, by directors, officers and regular employees of the Company. Such persons will receive no special compensation for any solicitation activities. In addition, Hathaway may retain the services of D.F. King & Co., Inc. to aid in the solicitation of proxies in person, by mail or telephone. If retained, the costs are not expected to exceed $5,000 plus expenses. We will request banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries to forward solicitation materials to the beneficial owners of Common Stock held of record by such entities, and we will, upon the request of such record holders, reimburse reasonable forwarding expenses. The costs of preparing, printing, assembling and mailing the proxy statement, proxy card and all materials used in the solicitation of proxies to shareholders, and all clerical and other expenses of such solicitation, will be borne by Hathaway.

ITEM 1: ELECTION OF DIRECTORS

        Our articles of incorporation and bylaws provide for a board consisting of not less than three and not more than six persons, as such number is determined by the Board of Directors. The board has determined that the board will consist of five directors, all of whom will be elected annually to serve until the next annual meeting of shareholders and until their successors are elected and qualified, or until the director resigns or is otherwise removed.

        All incumbent directors have been nominated to succeed themselves as directors. The affirmative vote of the holders of two-thirds of the shares of Common Stock entitled to vote at the Annual Meeting is required for the election of directors. If the number of votes required for the election of directors is not received, directors will continue in office until the next annual meeting or until resignation or removal. Unless authority is withheld, it is intended that the shares represented by proxy at the Annual Meeting will be voted in favor of the five nominees named below. All nominees have agreed to serve if elected.

        If any nominee becomes unable or unwilling to serve at the time of the Annual Meeting, the shares of Common Stock represented by proxy at the Annual Meeting will be voted for the election of such other person as the Board of Directors of the Company may recommend.

MANAGEMENT RECOMMENDS A VOTE "FOR" EACH NOMINEE NAMED.

Nominees

        The following information concerning the nominees for election as directors has been provided by the respective nominee:

Name	Age	Position with the Company
Eugene E. Prince	70	Chairman of the Board of Directors
Richard D. Smith	55	Chief Executive Officer, Chief Financial Officer and Director
Delwin D. Hock	67	Director
Graydon D. Hubbard	68	Director
George J. Pilmanis	64	Director

        Mr. Prince has served as a director of Hathaway since October 1975 and as Chairman of the Board of Directors since January 1981. He served as President of Hathaway from October 1975 and as Chief Executive Officer from September 1976 until his resignation from those offices on August 13, 1998. He retired from his employment with Hathaway effective August 13, 1998 but served as a paid consultant through November 1999. Pursuant to his consulting agreement, as long as Mr. Prince owns at least 10% of the issued shares of the Company, the Board of Directors shall nominate him for election to the Board of Directors. If he is elected, the Board of Directors will request that he be nominated for Chairman of the Board of Directors.

        Mr. Smith has served as a director of Hathaway since August 1996. He has served as Chief Executive Officer since August 13, 1998. He served as President from August 13, 1998 until May 2002. He was Executive Vice President from August 1993 until August 1998. Mr. Smith served as Vice-President of Finance from June 1983 to August 1993. He has served as Chief Financial Officer since June 1983. Pursuant to Mr. Smith's employment agreement, as long as he is the Chief Executive Officer of Hathaway and is willing to serve, the Board of Directors will nominate him for election to the Board.

        Mr. Hock has served as a director of Hathaway since February 1997. He retired from his position as Chief Executive Officer of Public Service Company of Colorado, a gas and electric utility, in January 1996 and as Chairman of the Board of Directors in July 1997. From September 1962 to January 1996, Mr. Hock held various management positions at Public Service Company. He serves as a director of J.D. Edwards & Company, and on six separate entities overseeing the operation of funds in the American Century Investors fund complex.

        Mr. Hubbard has served as a director of the Company since 1991. He is a retired certified public accountant and was a partner of Arthur Andersen LLP, the Company's former independent public accountants, in its Denver office for more than five years prior to his retirement in November 1989. Mr. Hubbard is also an author.

        Mr. Pilmanis has served as a director of the Company since 1993. For more than five years he has been chairman and president of Balriga International Corp., a privately held company concerned with business development in the Far East and Eastern Europe. He is also Executive Director of the Foreign Investors Council in Latvia.

Meetings and Committees of the Board of Directors

        The Board of Directors held four regular meetings and eight special meetings during the fiscal year ended June 30, 2002. Each director attended or participated in 75% or more of the total number of meetings of the board held during the period for which he has been a director and all committees of the board on which such director served.

        The Board of Directors has established an Audit Committee and a Compensation Committee, each of which is composed of directors who are not employees of the Company. No nominating committee has been established. The Board of Directors selects the Company's nominees for election to the board. The board will consider nominees recommended by shareholders who meet the requirements for shareholder proposals set forth on the last page of the Proxy Statement.

        The principal responsibilities of the Audit Committee are to make recommendations to the Board of Directors concerning the selection of the firm of independent auditors and the scope of auditing and accounting matters and to consult with the Company's independent auditors regarding auditing and accounting matters. The members of the Audit Committee during the fiscal year ended June 30, 2002 were Messrs. Hock (Chairman), Hubbard and Pilmanis. The members of the Audit Committee are independent as defined in Rule 4200(a)(14) of the National Association of Securities Dealers Listing Standards. The Audit Committee held two meetings during the fiscal year ended June 30, 2002. Representatives from the Company's independent auditors make a presentation annually to the Board of Directors after the completion of the fiscal year end audit. At that time, the entire Board has an opportunity to discuss issues with or ask questions of the auditors.

        The principal responsibility of the Compensation Committee is to make recommendations to the Board of Directors concerning the compensation of the Company's management employees including its executive officers. The members of the Compensation Committee are Messrs. Pilmanis (Chairman) and Hock. The Compensation Committee held one meeting during the fiscal year ended June 30, 2002.

EXECUTIVE OFFICERS

        Set forth below is information regarding the Executive Officers of the Company.

Name	Age	Position with the Company
Richard D. Smith	55	Chief Executive Officer, Chief Financial Officer and Director
Richard S. Warzala	49	President and Chief Operating Officer

        Information with respect to Mr. Smith's employment experience is provided above.

        Mr. Warzala was appointed President and Chief Operating Officer of Hathaway in May 2002 and has been employed by Hathaway since October 2001. From March 2000 through March 2001, Mr. Warzala served as President of the Motion Components Group for Danaher Corporation. From 1993 to March 2000, he was President of API Motion, Inc., a wholly-owned subsidiary of American Precision Industries, Inc. Since 1976, he held various management positions at American Precision Industries, Inc. until it was acquired by Danaher in March 2000.

Indebtedness of Management

        Hathaway encourages officers and directors to own shares in the Company and has, in the past, lent money to officers and directors for the purpose of purchasing shares. During fiscal year 2002, Richard D. Smith, Director, CEO and CFO had an outstanding loan in the principal amount of $133,652 which he obtained in a previous year for the purpose of exercising stock options. Interest is payable at the applicable treasury rate which was 4.03% per annum during the first six months and 2.71% per annum during the last six months. The largest aggregate amount of indebtedness, including accrued interest outstanding during fiscal year 2002 was $140,313. Mr. Smith paid accrued interest of $6,660.72 on December 31, 2001. The difference between interest paid by Mr. Smith and interest at a fair market value rate is considered compensation to Mr. Smith. On September 16, 2002, Mr. Smith paid off the entire interest and principal amount of the loan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table and notes set forth, as of the Record Date (except for Mr. Albert for whom information is provided as of March 16, 2000), the beneficial ownership, as defined by the regulations of the Securities and Exchange Commission, of Common Stock by each person known to Hathaway to be the beneficial owner of more than 5% of the outstanding shares of Common Stock (based on the records of Hathaway's stock transfer agent or a representation by the beneficial owner), each director and nominee, the executive officer and all persons who serve as executive officers and directors of Hathaway, as a group.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Class(2)
Eugene E. Prince 7560 Panorama Drive Boulder, Colorado 80303	933,717	(3)	19.0%
Richard D. Smith 8228 Park Meadows Drive Littleton, Colorado 80124	565,267	(4)	10.8%
Ira Albert 1304 SW 160th Avenue, Suite 209 Ft. Lauderdale, FL 33326	274,300	(5)	5.7%
Richard S. Warazala	60,000	(6)	1.2%
Delwin D. Hock	43,167	(7)	—
Graydon D. Hubbard	37,167	(8)	—
George J. Pilmanis	19,667	(9)	—
Directors and executive officers of the Company as a group (6 persons)	1,658,984	(10)	30.5%

(1)
All beneficial ownership is sole and direct unless otherwise noted.

(2)
No percent of class is shown for holdings of less than 1%.

(3)
Includes 91,167 shares of Common Stock which Mr. Prince has the right to acquire within 60 days of the Record Date upon exercise of options. Includes 88,800 shares of Common Stock held by the Prince Children's Trusts, of which Mr. Prince's wife is trustee and as to which Mr. Prince disclaims beneficial ownership.

(4)
Includes 400,000 shares of Common Stock which Mr. Smith has the right to acquire within 60 days of the Record Date upon exercise of outstanding options and 121,784 shares of Common Stock held by the Company's Employee Stock Ownership Plan ("ESOP") as of the Record Date, as to which Mr. Smith could be deemed to have shared investment power as a trustee of the ESOP, which includes 4,575 shares of Common Stock credited to the ESOP account of Mr. Smith. Includes 42,583 shares of Common Stock held by Smith Family Trust, of which Mr. Smith is trustee.

(5)
Based on Schedule 13D filed by Mr. Albert with the Securities and Exchange Commission on or about March 16, 2000; includes 117,600 shares of Common Stock, held by Albert Investment Associates, L.P., as to which Mr. Albert has sole voting and investment power; includes 133,200 shares of Common Stock held by various accounts as to which Mr. Albert has sole investment power.

(6)
Includes 50,000 shares of Common Stock which Mr. Warzala has the right to acquire within 60 days of the Record Date upon exercise of outstanding options.

(7)
Includes 37,167 shares of Common Stock which Mr. Hock has the right to acquire within 60 days of the Record Date upon exercise of outstanding options.

(8)
Consists of 37,167 shares of Common Stock which Mr. Hubbard has the right to acquire within 60 days of the Record Date upon exercise of outstanding options.

(9)
Consists of 11,667 shares of Common Stock which Mr. Pilmanis has the right to acquire within 60 days of the Record Date upon exercise of outstanding options.

(10)
Includes 627,167 shares of Common Stock which directors and executive officers have the right to acquire within 60 days of the Record Date upon exercise of outstanding options and 121,784 shares of Common Stock held by the ESOP as to which Mr. Smith has shared investment power as trustee of the ESOP, which includes 4,575 shares of Common Stock held by the ESOP for the account of Mr. Smith.

EXECUTIVE COMPENSATION

Compensation of Directors

        The Board of Directors holds four regular full day meetings each year. Non-employee directors are compensated at the rate of $3,600 per full day meeting of the board, $1,100 for each additional one-half day meeting, $500 per hour for a telephone meeting, $1,100 per committee meeting, and $1,100 per half day for official travel to locations outside the Denver area.

        Non-employee board members were compensated at the rate of $275 per hour for the time spent consulting with the Company at the request of the Board of Directors or the Executive Officers, preparing minutes of the Audit or Compensation Committees and on special assignment of such committees. During the 2002 fiscal year, Mr. Hock received $500 and Mr. Pilmanis received $250 for preparation of Committee Minutes.

        The Company entered into a Consulting Agreement with Mr. Prince effective after his retirement from employment on August 31, 1998. Under the Agreement, Mr. Prince will provide consulting services to the Company on matters as requested by the Executive Officers. He will be compensated at the rate of $250 per hour. During fiscal 2002 and 2001, Mr. Prince was not paid for providing any consulting services.

        During fiscal 2002, each non-employee director was granted an option to purchase 5,000 shares of Hathaway's Common Stock at the quoted market price on the date of grant ($3.20) exercisable over three years in cumulative equal annual segments, starting one year from the date of grant. The options have a ten-year term.

Indemnification

        Hathaway indemnifies its directors and officers to the fullest extent permitted by law so they will serve free from undue concern that they will not be indemnified. Indemnification is required under Hathaway's Bylaws. We have also signed agreements with each of our directors contractually obligating Hathaway to provide the indemnification to them.

Summary of Cash and Other Compensation of Executive Officers

        The following table shows the compensation earned by the Chief Executive Officer and the President (the "Named Executive Officers") of Hathaway during fiscal year 2002.

SUMMARY COMPENSATION TABLE

						Long-Term Compensation Awards
		Annual Compensation
Name & Principal position						Securities underlying options
	Year	Salary		Bonus			All other compensation
Richard D. Smith, CEO	2002 2001 2000	$ $ $	233,333 223,125 206,250	$ $ $	0 180,000 42,000	90,000 90,000 69,000	$ $ $	20,540 17,245 17,547	(1)
Richard S. Warzala, President and COO	2002		$117,500		$0	200,000		$2,014	(2)

(1)
All other compensation for Mr. Smith during fiscal year 2002 consists of Company contributions to defined contribution plans of $4,714, Company paid life insurance premiums of $10,845, and interest on a loan to Mr. Smith of $4,981 calculated as the difference between interest accrued and the fair market rate at the time the interest rate was determined.

(2)
All other compensation for Mr. Warzala during fiscal year 2002 consists of Company contributions to defined contribution plans of $2,014.

Option Grants in Last Fiscal Year

        The following table provides a summary of all stock options granted during fiscal year 2002 to the Named Executive Officers. It also shows a calculation of the potential realizable value if the fair market value of Hathaway's shares were to appreciate at either a 5% or 10% annual rate over the period of the option term.

Individual Grants
Potential realizable value at assumed annual rates of stock price appreciation for option term
	Number of securities underlying options granted(1)	Percent of total options granted to employees in fiscal year
Name			Exercise or base price ($/Sh)(2)		Expiration date
						5%($)		10%($)
Richard Smith	90,000	21.6		$3.20	08/16/2011		$117,245		$273,231
Richard Warzala	50,000 150,000	12.0 36.1	$ $	2.75 2.62	10/25/2011 05/01/2012	$ $	55,776 159,990	$ $	130,449 372,846

(1)
The grants permit the exercise of options in exchange for shares of Hathaway's Common Stock as well as for cash. In connection with a merger, sale of assets, share exchange, or change of control of the Company, the Committee may allow surrender for cash, substitution or cancellation.

(2)
Exercise price was established at quoted market price for Company shares on the date of grant.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

        The following table sets forth information regarding option exercises during the 2002 fiscal year and unexercised stock options held as of the 2002 fiscal year end by the Named Executive Officers:

			Number of Unexercised Options at FY-End(#)		Value of Unexercised In-the-Money Options at FY-End($)(1)
Name	Shares Acquired on Exercise(#)	Value Realized ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Richard D. Smith	0	$0	430,000	0	$294,250	$0
Richard S. Warzala	0	$0	0	200,000	$0	$0

        Fair market value of unexercised in-the-money options at fiscal year end is based on the closing price of $2.50 Common Stock on June 28, 2002.

Long-Term Incentive Plans—Awards In Last Fiscal Year

        Long-term incentives are provided through stock option grants. See the discussion under COMPENSATION COMMITTEE REPORT.

Employment Agreement With Chief Executive Officer

        Hathaway has an Employment Agreement with Richard D. Smith, Chief Executive Officers, which became effective August 13, 1998 for an initial term of five years and continues subsequently on a year-to-year basis unless the Company or the officer gives termination notice at least 60 days prior to expiration of the initial or subsequent terms.

        Base Salary.    The Agreement provides a base salary of not less than $210,000 for Mr. Smith, and may be reviewed annually for increase on a merit basis. Mr. Smith's salary was increased to $235,000 effective September 2001.

        Annual Incentive Plan.    Annual incentive bonuses are paid based on achieving performance criteria established annually by the Board of Directors. The performance criteria will recognize the overall financial performance of the Company or the performance of its separate segments and the improvements made in financial results. See discussion under COMPENSATION COMMITTEE REPORT.

        Long-Term Incentive Plan Payment.    The Company utilizes stock options for long-term incentives based on criteria described in the COMPENSATION COMMITTEE REPORT.

        Other Provisions.    Mr. Smith participates in other benefits and perquisites as are generally provided by the Company to its employees. In addition, the Company provides Mr. Smith with $500,000 of life insurance and an automobile.

        In the event of death, disability or termination by the Company prior to a change in control, other than for cause, the Agreement with Mr. Smith provides for limited continuation of salary and insurance benefits and for bonus prorations or settlements.

Change in Control Arrangements

        Hathaway has entered into agreements with Mr. Smith and Mr. Warzala pursuant to which, upon termination by Hathaway (other than for cause as defined in the Agreement) or by the executive for good reason (as defined in the Agreement) within 90 days prior to or 24 months following a change in control of the Company, they are entitled to receive a severance payment equal to 2.5 times the sum of current annual base salary plus the amount paid under the Annual Incentive Plan for the preceding fiscal year, an allocation for incentive compensation for the current year up to the date of termination and two year continuation of insurance benefits. The agreements expire on December 31 of each year, however, they are extended automatically on January 1 of each year for a term of two years, unless notice of non-renewal is given by Hathaway not later than the September 30 immediately preceding renewal. Hathaway has similar agreements (providing lower severance multiples) with other key executives. The change in control agreements are applicable to a change in control of Hathaway or of the subsidiary or division for which the executive is employed and require the key executives to remain in the employ of the Company for a specified period in the event of a potential change in control of Hathaway and provide employment security to them in the face of current pressures to sell the Company or in the event of take-over threats, so that they can devote full time and attention to Hathaway's efforts free of concern about discharge in the event of a change in control of Hathaway. These agreements are common at other public companies. They are not excessive and are within industry standards. The Board of Directors has considered termination of these agreements and determined that the reasons for executing change in control agreements continue to be valid and concluded that notices of non-renewal would not be in the best interests of shareholders.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        During fiscal year 2002 the Compensation Committee was comprised of Messrs. Pilmanis and Hock who are both non-employees. See the caption EXECUTIVE COMPENSATION—Compensation of Directors for information concerning compensation paid to directors for attending and participating in board and committee meetings and special assignments.

COMPENSATION COMMITTEE REPORT

        Base salaries for the chief executive officer and president are reviewed annually in relation to corporate performance. No salary increases were recommended by the Committee for Mr. Smith or Mr. Warzala in August 2002.

        In establishing target levels of achievement for the Annual Incentive Plan, the Committee reviews past operating results as well as forecasts and plans for the ensuing year. For fiscal 2002 the target levels were to achieve an 11% increase in corporate pretax net income over fiscal 2001. Actual pretax income decreased in 2002 and no bonus was recommended by the Committee for fiscal 2002. On August 15, 2002 the Board of Directors approved the change in the Company's fiscal year end from June 30 to December 31. The change will be effective December 31, 2002. As a result, the Committee recommended a modified Annual Incentive Plan for the short fiscal period from July 1, 2002 through December 31, 2002.

        The Company's long-term incentive program is based on stock options. In making its recommendations for grants of stock options, the Committee considers, among other things, officer's responsibilities and their efforts and performance in relation to the business plan and forecast. It also considers development of the Company's business and products, performance of the Company's products in the marketplace, impact of the Company's products and product development on future prospects for the Company, market performance of the Company's Common Stock, the relationship between the benefits of stock options and improving shareholder value, the current level of stock options held, the shares available for option and the total shares under option grants. The Committee also considers customary business practices and long-term incentive plan benefits granted in comparison to such benefits provided to other executives in similar positions.

        The Committee acknowledges the importance of providing competitive compensation and benefit packages in recruiting and retaining qualified personnel. Stock incentive programs remain an important component of the total compensation package for officers and key managers who are responsible for the conduct and management of the Company's business or who are involved in endeavors significant to its success to advance the interests of the Company and its shareholders and to remain affiliated with the Company.

        During fiscal 2002, the Committee recommended option grants for Mr. Warzala in connection with his employment commencement and his appointment as President. The Committee recognized that an appropriate number of shares were not available under the Company's stock incentive plan at that time and recommended the Board consider and approve an amendment to the Year 2000 Stock Incentive Plan to increase the number of shares available under the Plan and the number of awards that may be granted to any one participant during a calendar year. The Board approved the amendment and the stock option grants to Mr. Warzala totaling 200,000 in fiscal year ended June 30, 2002 and 200,000 in July 2002. This Proxy Statement includes a proposal asking the shareholders to approve the amendment which will approve the grants to Mr. Warzala and allow for future grants to employees or directors whose judgment, initiative and continued efforts are expected to contribute to the success of the Company.

        In connection with the acquisition of Motor Products in July 2002, the Committee considered granting options to the President of Motor Products but recognized that no shares were available for the option grant. Accordingly, the Committee recommended that if the amendment discussed above is approved by shareholders, the Board should consider a grant of 50,000 options to the President of Motor Products.

GEORGE J. PILMANIS DELWIN D. HOCK

SECTION 16 (a) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires directors and executive officers and persons who own more than ten percent of the Company's Common Stock to report their ownership and any changes in that ownership to the Securities and Exchange Commission. Hathaway believes that all Section 16(a) filing requirements applicable to its directors, executive officers and greater than ten percent beneficial owners were met for fiscal year 2002 except that a Form 4 for each director was not filed and the resulting Form 5 for each director was filed late.

INDEPENDENT PUBLIC ACCOUNTANT

        KPMG LLP served as independent auditors of the Company for the fiscal year ended June 30, 2002. A representative of KPMG LLP is expected to be present at the Annual Meeting. He will have an opportunity to make a statement if he so desires, and is expected to be available to respond to appropriate questions.

        The Board of Directors has approved changing our year-end to a December 31 year end. The Audit Committee of the Board of Directors has not yet made a recommendation to the Board of Directors with respect to the selection of independent certified public accountants for the short fiscal period (six months) ending December 31, 2002.

        Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this Proxy Statement, the following performance graph and audit committee report shall not be deemed to be "soliciting material: or to be "filed" with the Commission subject to Regulation 14A or 14C, or to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into the document file under the Securities Act or the Exchange Act.

PERFORMANCE GRAPH

        The following performance graph reflects change in the Company's cumulative total stockholder return on Common Stock as compared with the cumulative total return of the NASDAQ Stock Market Index and the NASDAQ Measuring and Controlling Devices Index for the period of five fiscal years ended June 30, 2002.

AUDIT COMMITTEE REPORT

        The Company has and will continue to have, an audit committee of at least three members comprised solely of independent directors, each of whom is able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement, or will become able to do so within a reasonable period of time after his or her appointment to the audit committee. Additionally, the Company has, and will continue to have, at least one member of the audit committee that has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, a chief financial officer, or another senior officer with financial oversight responsibilities.

        The Audit Committee is governed by a written charter adopted on May 3, 2000. The Audit Committee Charter was included as Exhibit "C" to the fiscal year 2000 Proxy Statement dated September 21, 2000.

        In connection with the June 30, 2002 financial statements, the Audit Committee has (1) reviewed and discussed the audited financial statements with management; (2) discussed with the independent auditors the matters required to be discussed by SAS 61; (3) received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and (4) discussed with the independent accountant their independence.

        Based on the review and discussions referred to in items (1) through (4) of the above paragraph, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2002 for filing with the Securities and Exchange Commission.

        The Audit Committee has considered whether the provision of services covered in Items 9(e)(2) and (e)(3) of schedule 14A under the Securities Exchange Act of 1934 is compatible with maintaining the independence of KPMG LLP. The Committee believes that the fees billed by KPMG LLP for the services set forth below are compatible with KPMG LLP maintaining its independence as the Company's principal accountant.

        The members of the Audit Committee are independent (as independence is defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards).

Audit Fees

        The aggregate fees billed or expected to be billed for professional services rendered for the audit of our annual financial statements for the fiscal year ended June 30, 2002 and for the reviews of the financial statements included in the Company's Quarterly Reports on Forms 10-Q for the fiscal year 2002 are as follows:

Arthur Andersen LLP	$20,000
KPMG LLP	$58,250

Financial Information Systems Design and Implementation Fees

        There were no fees billed by Arthur Andersen LLP or KPMG LLP for the fiscal year 2002 for the professional services described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X.

All Other Fees

        The aggregate fees billed or expected to be billed for professional services rendered to Hathaway, other than for services described above, for fiscal 2002 are as follows:

Arthur Andersen LLP	$42,330
KPMG LLP	$0
DELWIN D. HOCK GRAYDON D. HUBBARD GEORGE J. PILMANIS

ITEM 2: PROPOSAL TO AMEND ARTICLES OF INCORPORATION TO CHANGE THE NAME OF HATHAWAY CORPORATION

General

        The Board of Directors has unanimously approved, and is recommending to our shareholders for approval at the Annual Meeting, an amendment to Article One of our Articles of Incorporation for the purpose of changing our name.

Reason For Name Change

        From the time of its incorporation, the Hathaway name has been related to the power business. When Hathaway sold its power and process segment to Qualitrol Power Products LLC (approved by shareholders on July 25, 2002 and closed on July 29, 2002), Hathaway agreed in Section 6.17 of the Asset Purchase Agreement to sell the Hathaway name to Qualitrol. A copy of Section 6.17 of the Asset Purchase Agreement is attached to this Proxy Statement as Exhibit A. The name change is required to be effective prior to the first anniversary of the closing date. We have the limited right to use the Hathaway name for one year following the closing. We assume that Qualitrol wanted the Hathaway name in order that it could continue to identify the power and process business which it purchased with the Hathaway name. Following the power and process transaction we will be engaged in the motion control business. Our new name is related to that business. If the amendment to our Articles of Incorporation changing our name is not approved, we would be obligated under the Asset Purchase Agreement to grant an exclusive, perpetual and irrevocable license to Qualitrol to use the name "Hathaway" and any derivations of that name for any purpose throughout the world. The full text of the proposed amendment to the Articles of Incorporation is set forth below. The Board of Directors believes that the proposed name change is advisable in order to reflect the change in our business resulting from the sale of the power and process segment.

        If our shareholders approve this proposal, Article One of our Articles of Incorporation will be amended to read in its entirety as follows:

"ARTICLE I
The name of the corporation is Allied Motion Techologies Inc."

Recommendation of the Board of Directors as to the Amendment of our Articles of Incorporation to Change Our Name

        After careful consideration, the Board of Directors has determined that it is in our best interests and those of our shareholders to change our name from Hathaway Corporation to Allied Motion Techologies Inc. As a result, the Board has unanimously approved the amendment to our Articles of Incorporation to change our name and recommends that you vote to approve the amendment to our Articles of Incorporation to change our name.

        Approval requires the affirmative vote of a majority of the votes cast on the proposed Amendment.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ADOPTION OF A PROPOSED AMENDMENT TO OUR ARTICLES OF INCORPORATION CHANGING THE NAME OF HATHAWAY CORPORATION TO ALLIED MOTION TECHNOLOGIES INC.

ITEM 3: AMENDMENT TO THE YEAR 2000 STOCK INCENTIVE PLAN

        On October 26, 2000 the Company adopted the Year 2000 Stock Incentive Plan, which authorized 600,000 shares for issuance under the Plan. During fiscal 2002 the Board of Directors amended the Plan, subject to shareholder approval, to increase the aggregate number of shares of Common Stock authorized for issuance under the Year 2000 Plan by 400,000 shares, from 600,000 shares to 1,000,000 shares and to increase the number of awards that may be granted to any one participant during a calendar year by 150,000 from 200,000 to 350,000.

        Shareholders should note that upon issuance of shares underlying the options there would be a greater number of shares of Common Stock outstanding, and individual shareholders would, therefore, experience a reduction in the shareholders' relative percentage interest in the Company with respect to earnings per share, voting, liquidation value and book and market value per share.

Reasons for the Amendment

        This amendment was designed to insure that Hathaway can continue to grant stock options at levels determined appropriate by the Board. The Board believes that, in order to attract, motivate and retain highly qualified employees and directors and to provide such employees and directors with adequate incentive through their proprietary interest in Hathaway, it is necessary to increase the number of shares available for issuance under the Year 2000 Plan and increase the number of shares that may be granted to any one participant during a calendar year. The following description of the Year 2000 Plan as amended is qualified in its entirety by reference to the Year 2000 Plan.

Description of the Year 2000 Plan

        The Year 2000 Plan provides for the granting of stock options, stock appreciation rights, and restricted stock awards. Incentive stock options as defined in §422 of the Code may be granted (i) only to employees and employee-directors, (ii) with an exercise period of up to 10 years (5 years for persons owning more than 10% of the total combined voting power of the Company or any subsidiary), (iii) at exercise prices not less than fair market value at the date of grant (110% of fair market value if the optionee owns more than 10% of the total combined voting power of the Company or any subsidiary), and (iv) in amounts for which options first become exercisable in any calendar year which do not exceed $100,000 per employee. Non-statutory options may be granted (i) to employees and non-employee directors (ii) with an exercise period of up to ten years, (iii) at exercise prices no less than 85% of the fair market value at the date of grant. Stock appreciation rights may be awarded to employees and directors and will be exercisable at the time, to the extent and upon the terms and conditions set forth in each award. Restricted Stock may be awarded which is subject to a risk of forfeiture or other restriction that will lapse upon the achievement of one or more goals as is prescribed in each award. There are approximately 371 employees of the Company and subsidiaries and 5 directors of the Company eligible to participate in awards under the Year 2000 Plan.

Administration

        The Year 2000 Plan is administered by a Committee appointed by the Board of Directors (consisting of two or more outside directors) or by the Board, which has the authority to select eligible participants for awards, designate the number of shares to be covered by each award, determine whether a stock option granted is to be an incentive stock option or a non-statutory option, determine restrictions, conditions and contingencies, and specify other terms of the awards. The Committee will interpret the Year 2000 Plan, and establish rules relating to the Plan.

        No participant shall be granted, in any calendar year, awards to acquire in the aggregate more than 200,000 shares of Common Stock. The maximum number of shares that may be issued as restricted stock awards is 10% of the maximum number of shares available for issuance under the Year 2000 Plan. Unused or forfeited shares, any shares which are accepted for full or partial payment of purchased shares, and shares retained by the Company to satisfy applicable withholding obligations become available for use under the Year 2000 Plan.

        Each award granted pursuant to the Year 2000 Plan will be evidenced by an Award Agreement which will set forth the terms applicable to that Award. Awards may be granted under the Year 2000 Plan until October 26, 2010. The exercise price for options granted under the Year 2000 Plan may be paid in cash or cashier's check, surrender of shares previously owned by the participant, or a combination of the above.

        The Committee, in conjunction with any nonqualified stock option, may grant a cash bonus to any optionee to pay in whole or in part any portion of the exercise price, or any tax liability incurred by the exercise of an option. In connection with any award of Restricted Stock, an Award Agreement may provide for the payment of a cash amount to the grantee of the Restricted Stock to be paid at any time after the Restricted Stock shall have become vested.

Nontransferability of Options

        Awards granted under the Year 2000 Plan may not be transferred other than by will or by the laws of descent and distribution, unless the award agreement provides otherwise. During the lifetime of the participant, an award may be exercised only by the participant or his or her legal representative.

Limitations on Exercise

        If a participant's employment or other association with the Company or a subsidiary is terminated for any reason other than for cause, or because of the death or disability of the participant, any outstanding option or stock appreciation right will be exercisable (to the extent then exercisable) for a period of 30 days following such termination. If a participant's employment or other association with the Company or a subsidiary is terminated because of the participant's disability, any outstanding option or stock appreciation right will be exercisable (to the extent then exercisable) for a period of 90 days following such termination. If a participant dies while employed by or associated with the Company or a subsidiary, any outstanding option or stock appreciation right will be exercisable (to the extent then exercisable) for a period of 6 months following such death. In all cases, the exercise must occur within the Option Period. Unless otherwise provided in the Award Agreement, exercise periods for directors are the same as for employees, treating the termination of a director's services as the termination of an optionee's employment. If a participant's employment or other association with the Company or a subsidiary is terminated for cause, all outstanding options (whether or not vested) will be forfeited and cancelled.

Change in Capital Structure

        If the number of outstanding shares of Common Stock of the Company is changed by a stock dividend, stock split, combination, or similar change in the capital structure of the Company, the number of shares of Common Stock available for award grant and the exercise price per share for each outstanding award under the Year 2000 Plan will be proportionally adjusted, subject to any required action by the Board or the shareholders of the Company.

Effect of Certain Transactions

        In general, in the event of any approved transaction, all outstanding awards held by employees whose employment is affected (either by termination or transferred to successor employer) by the approved transaction, shall become vested and exercisable in full. Approved transactions generally include (i) the acquisition of beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) of 50% or more of the outstanding voting securities of the Company or any subsidiary by any person (other than the Company, any subsidiary, or any employee benefit plan), during any period of 12 consecutive months; (ii) the sale, exchange or other disposition of all or substantially all of the assets of any subsidiary or any division of the Company or subsidiary; (iii) any merger or consolidation of the Company with one or more corporation, whether or not the Company is the surviving corporation; (iv) any sale or other disposition of all or substantially all of the assets of the Company pursuant to a plan which provides for the liquidation of the Company; (v) any exchange by the holders of more than 50% of the outstanding shares of Common Stock for securities issued by another entity; (vi) a change in the majority of the members of the Board other than by reason of voluntary resignation, retirement or death.

Amendment

        The Company may amend or terminate the Year 2000 Plan at any time, except that no amendment or modification may become effective without approval by the shareholders, if shareholder approval is required to enable the Year 2000 Plan to satisfy any applicable statutory or regulatory requirements. Subject to the specific terms of the Year 2000 Plan, the Committee may accelerate the vesting of any award, or waive any conditions or restrictions pursuant to an award at any time.

Options Granted and to be Granted

        As of September 16, 2002, 376 employees and directors were eligible to be considered for the grant of options under the Year 2000 Plan. As of September 16, 2002, the Company had outstanding options under the Year 2000 Plan to purchase an aggregate of 700,860 shares of Common Stock, at exercise prices ranging from $2.40 to $4.83 per share, or a weighted average per share exercise price of $3.18; no shares of Common Stock have been issued pursuant to grants under the Year 2000 Plan; and 299,140 shares of Common Stock (including the 400,000 shares subject to shareholder approval at the Annual Meeting) are available for future issuance under the Year 2000 Plan. The 700,860 outstanding options includes 200,000 options granted to Mr. Warzala, President and Chief Operating Officer, after the fiscal 2002 year end.

        As of September 16, 2002, the following persons or groups had in total, received options to purchase shares of Common Stock under the Year 2000 Plan as follows: (i) the chief executive officer and other executive officers named in the Summary Compensation Table: 580,000 shares; (ii) all current executive officers of the Company as a group: 580,000 shares; (iii) all current directors who are not executive officers as a group: 80,000 shares; (iv) each nominee for director (other than the director and director-nominee listed in (i) above and the current directors listed in (ii) above): None.

        Subject to the limitations contained in the Year 2000 Plan, options granted under the Year 2000 Plan will become exercisable at such time and in such installments as the Committee shall provide in the terms of each individual stock option agreement.

Federal Income Tax Consequences

        In general, no taxable income results to the holder of an incentive stock option upon the grant of the option or issuance of shares. The amount realized on the disposition of such shares in excess of the option price will be considered capital gain, except that if a disposition occurs within one year after the exercise of the option or two years after the grant of the option, the participant will realize compensation income, for federal income tax purposes, equal to the amount by which the lesser of (i) the fair market value on the date of exercise or (ii) the amount realized on the sale of the shares, exceeds the option price. For the purpose of determining alternative minimum taxable income, an incentive stock option is treated as a nonstatutory option.

        In connection with the exercise of a nonstatutory option, an optionee will generally realize compensation income, for federal income tax purposes, on the difference between the option price and the fair market value of the shares acquired on the date of exercise.

        If an option is exercised and payment is made by means of previously held shares, or shares and cash, there is no gain or loss recognized to the optionee on the previously held shares acquired by the exercise of an incentive stock option, so long as those previously acquired shares have been held for the required holding period. In the case of a nonstatutory option, the optionee's basis and holding period of the previously held shares will be carried over to an equivalent number of shares received under the option. Any additional shares received under the option will be taxed to the optionee at the time of the exercise as ordinary income.

        Exercising a nonstatutory option with shares which were originally acquired on the exercise of an incentive stock option will not constitute a "disqualifying disposition" of such previously held shares. If, however, the new shares are not held for the balance of the required holding period, there will be a disqualifying disposition for federal income tax purposes, resulting in recognition of compensation income to the participant in an amount equal to the lesser of (i) the excess of the fair market value at the time such incentive shares were originally acquired over the option price or (ii) the amount realized on the sales of the shares minus the option price. However, exercising an incentive stock option with shares acquired by the exercise of an incentive stock option will constitute a disqualifying disposition of such previously held shares if the one and the two-year holding periods described above have not been met before such exercise.

        To the extent individual optionees qualify for capital gains tax treatment, the Company will generally not be entitled to a deduction for federal income tax purposes. In other cases the Company will generally receive a federal income tax deduction at the same time, and in the same amount, as the amount which is taxable to the employee as compensation income.

        The grant of a stock appreciation right will not result in taxable income to the participant. Upon exercise, the amount of cash or the fair market value of shares received will be taxable to the participant as ordinary income and a corresponding deduction will be allowed to the Company. Gains or losses realized by the participant upon disposition of shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of vesting.

        The grant of a restricted stock award will not result in taxable income to the participant and the Company will not be entitled to a deduction at that time, assuming that the restrictions constitute a "substantial risk of forfeiture" for federal income tax purposes. Upon the vesting of shares subject to an award, the participant will realize ordinary income in an amount equal to the then fair market value of those shares, and the Company will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

        Approval requires the affirmative vote of a majority of the votes cast on the proposed Plan.

THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE
SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE PROPOSED AMENDMENT TO THE
COMPANY'S YEAR 2000 STOCK INCENTIVE PLAN.

ITEM 4: OTHER MATTERS

        The Board of Directors knows of no business to be presented for action at the Annual Meeting except as described above. However, if other matters are properly presented for a vote, the proxies will be voted upon such matters (including matters incident to the conduct of the meeting) in accordance with the judgment of the persons acting under the proxies.

ANNUAL REPORT

        The Company's Annual Report for the year ended June 30, 2002 has been mailed to shareholders with this Proxy statement.

SHAREHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

        Since Hathaway has changed its fiscal year from a year ending June 30 to a year ending December 31, the change will be effective December 31, 2002. Because of the short fiscal year from July 1, 2002 through December 31, 2002, no annual meeting will be held in the year 2003. The next annual meeting will be held in April 2004. Shareholder proposals for the annual meeting in April 2004 must be submitted in writing to the Secretary of the Company at the address of the Company set forth on the first page of this Proxy Statement no later than November 15, 2003 in order to be presented at the Annual Meeting or be considered for inclusion in the Company's 2004 Annual Meeting Proxy Statement and Proxy Card.

PLEASE SIGN, DATE AND MAIL PROMPTLY THE ENCLOSED PROXY.

HATHAWAY CORPORATION

September 30, 2002

Exhibit A

ASSET PURCHASE AGREEMENT
Section 6.17
"Hathaway" Name.

(a)
The Sellers acknowledge that upon the Closing the Hathaway Name and all goodwill associated therewith shall become the exclusive property of Buyers in accordance with this Section 6.17. The "Hathaway Name" means the business name, brand name, trade name, trademark, service mark and domain name Hathaway and any business name, brand name, trade name, trademark, service mark and domain name that includes the word "Hathaway" and any and all other derivatives thereof, including without limitation, any registrations, and/or applications for registration of the foregoing. The Sellers agree to execute any and all assignment documents and perform such acts as reasonably deemed necessary by Buyers to accomplish the foregoing.

(b)
Except as set forth in Section 6.17(d), Buyers are not granting Parent or Sellers a license to use, and no Seller shall have any right, title or interest in or to the Hathaway Name after the Closing.

(c)
Prior to the first anniversary of the Closing Date, each Seller shall, and shall cause each of its respective Affiliates whose corporate name (excluding Parent) contains the word "Hathaway" to, pass all required resolutions to change its corporate name to a name that does not include the word "Hathaway" or any name intended or likely to be confused or associated with any Hathaway Name and shall cause the registration of the new name with the appropriate Governmental Authorities. Promptly following receipt of confirmation from the appropriate Governmental Authorities that each such name change has been effected, Parent shall provide to Buyers written proof that each such name change by the Sellers (excluding Parent) has been effected.

(d)
Notwithstanding anything herein to the contrary except as otherwise set forth in Section 6.17(f) with respect to Parent, the Sellers and their Affiliates shall have a limited, terminable right to use the Hathaway Name for a period of one (1) year following the Closing Date; provided, however, any such use shall be limited only to the manner in which the applicable Seller or Affiliate of any Seller uses the Hathaway Name as of the date hereof. Notwithstanding the right granted pursuant to the immediately preceding sentence, the Sellers and their Affiliates shall have no right to use the Hathaway Name in connection with any products or services currently manufactured or contemplated to be manufactured, marketed, or otherwise sold or transferred to any third party in connection with the Business. In order to preserve Buyers' proprietary rights in the Hathaway Name, the right granted in this Section 6.17(d) shall be subject to a continuing right of termination by Buyers in the event that Buyers determine, in their reasonable judgment, that any use of the Hathaway Name by the Sellers (other than by Parent solely pursuant to Section 6.17(f)), or their Affiliates would or could negatively affect the proprietary rights associated with the Hathaway Name, to include affecting the goodwill associated therewith.

(e)
The limited right under the Hathaway Name provided in Section 6.17(d) is without any representation or warranty and all liability associated with any use of the name is and shall be assumed by the user, who is and shall be wholly and solely responsible for any such liability. To the extent permitted by law, Buyers expressly disclaim all warranties, express or implied, including without limitation, warranties of title, ownership, or noninfringement.

(f)
Parent shall use its best efforts to obtain approval from the Shareholders to change the corporate name of Parent to a name that does not include the word "Hathaway" or any name intended or likely to be confused with any Hathaway Name as soon as practicable but in no event later than the 2002 annual meeting of the Shareholders; provided, however, if the Shareholders do not approve such name change, then, notwithstanding anything to the contrary in Section 6.17(d), Parent shall have the limited right to use the name "Hathaway Corporation" solely as its corporate name and for the purposes of fulfilling applicable legal requirements. This Section 6.17(f) does not confer any rights to the Sellers with respect to any use of the name "Hathaway" in any sale or transfer of goods or services.

(g)
Notwithstanding any other provision of this Agreement, it is understood and agreed that the remedy of indemnity payments pursuant to Section 8 and other remedies at law would be inadequate in the case of any breach of the covenants contained in this Section 6.17. Accordingly, Buyers and Parent shall be entitled to seek equitable relief, including the remedy of specific performance, with respect to any breach or attempted breach of such covenants.

Exhibit B

AMENDMENT NO. 1
TO THE
HATHAWAY CORPORATION
YEAR 2000 STOCK INCENTIVE PLAN

        THIS AMENDMENT is made by Hathaway Corporation, a Colorado corporation (the "Corporation").

        WHEREAS, the Corporation entered into and executed the Hathaway Corporation Year 2000 Stock Incentive Plan (the "Plan"); and

        WHEREAS, Section 9.1 of the Plan provides that "The Board may at any time terminate, and from time-to-time may amend or modify, the Plan..."; and

        WHEREAS, the Corporation desires to amend the Plan.

        NOW THEREFORE, the Corporation hereby amends the Plan as follows:

        1.    The first sentence of Section 4.1 hereby is amended to read as follows (underlined language added or changed):

  4.1    1,000,000 Shares are authorized for issuance under the Plan in accordance with the provisions of the Plan.

        2.    Section 4.1(c) hereby is amended to read as follows (underlined language added or changed):

  (c)    The maximum number of Shares of Stock that may be covered by Awards granted to any one Eligible Participant shall be 350,000 Shares during any calendar year.

        3.    Except as provided above, the Corporation hereby reaffirms and readopts each and every other provision of the Plan, to the extent not inconsistent with this amendment.

        4.    The effective date of this amendment shall be May 1, 2002, and this amendment shall apply to all currently outstanding stock award agreements and all future stock awards granted under the Plan.

        IN WITNESS WHEREOF, the undersigned officer of the Corporation, having been duly authorized by the Board of Directors of the Corporation, has signed this amendment effective as of the date set forth above.

HATHAWAY CORPORATION
By:	/s/ RICHARD D. SMITH
Title:	Chief Executive Officer

HATHAWAY CORPORATION
8228 Park Meadows Drive
Littleton, Colorado 80124

        The undersigned hereby appoints Eugene E. Prince and Richard D. Smith, or either of them, proxies of the undersigned, each with the power of substitution, and hereby authorizes them to vote, as designated below, all the shares of common stock, no par value, of the undersigned at the annual meeting of shareholders of Hathaway Corporation (the "Company") to be held on October 24, 2002, and at all adjournments thereof, with respect to the following:

        MANAGEMENT RECOMMENDS A VOTE "FOR" EACH NOMINEE NAMED AND A VOTE "FOR" ITEMS NO. 2 AND 3.

Item 1. ELECTION OF DIRECTORS—Nominees of the Board:

        E. E. Prince, R. D. Smith, D. D. Hock, G.D. Hubbard, and G. J. Pilmanis,

/ /	FOR all nominees (except as indicated to the contrary below).	/ /	WITHHOLD AUTHORITY to vote for all nominees.

  INSTRUCTIONS: To withhold authority to vote for any individual nominee, print that nominee's name in the space provided below. IF AUTHORITY TO VOTE FOR NOMINEES IS NOT EXPRESSLY WITHHELD, IT SHALL BE DEEMED GRANTED.

Item 2. APPROVAL OF THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO CHANGE THE COMPANY'S NAME TO ALLIED MOTION TECHNOLOGIES INC.

/ /	FOR	/ /	AGAINST	/ /	ABSTAIN

Item 3. APPROVAL OF THE AMENDMENT TO THE YEAR 2000 STOCK INCENTIVE PLAN

/ /	FOR	/ /	AGAINST	/ /	ABSTAIN

Item 4. OTHER MATTERS—In the proxies discretion on such other business matters as may properly come before the Annual Meeting.

        This proxy is being solicited on behalf of the Board of Directors of the Company, and may be revoked prior to its exercise. This proxy, when properly executed, will be voted as directed above by the undersigned shareholder. If no direction is made, it will be voted FOR the nominees named in Item 1, FOR the amendment to the Company's Articles of Incorporation in Item 2, FOR the amendment to the Company's Year 2000 Stock Incentive Plan in Item 3 and in the proxies' discretion on such other business as may properly come before the annual meeting.

Your signature should appear exactly as your name appears in the space at the left. For joint accounts, all owners should sign. When signing in a fiduciary or representative capacity, please give your full title as such.

By:

Date:	, 2002

PLEASE SIGN AND RETURN THIS PROXY IN THE ENCLOSED POSTAGE PAID ENVELOPE
AS PROMPTLY AS POSSIBLE.

QuickLinks

  September 30, 2002
PROXY STATEMENT
QUORUM AND VOTING RIGHTS
ITEM 1: ELECTION OF DIRECTORS
MANAGEMENT RECOMMENDS A VOTE "FOR" EACH NOMINEE NAMED.
EXECUTIVE OFFICERS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
COMPENSATION COMMITTEE REPORT
SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
INDEPENDENT PUBLIC ACCOUNTANT
PERFORMANCE GRAPH
AUDIT COMMITTEE REPORT
ITEM 2: PROPOSAL TO AMEND ARTICLES OF INCORPORATION TO CHANGE THE NAME OF HATHAWAY CORPORATION
ITEM 3: AMENDMENT TO THE YEAR 2000 STOCK INCENTIVE PLAN
ITEM 4: OTHER MATTERS
ANNUAL REPORT
SHAREHOLDER PROPOSALS FOR 2004 ANNUAL MEETING
  Exhibit A
ASSET PURCHASE AGREEMENT Section 6.17 "Hathaway" Name .
  Exhibit B